Exhibit 10.4

                               GUARANTY


     THIS GUARANTY (this "Guaranty") is dated as of the 4th day of May, 2005, by MPC INC., a Tennessee corporation ("Guarantor"), in favor of PROSPECT ENERGY CORPORATION, a Maryland corporation, as administrative agent ("Administrative Agent") for the benefit of the Lenders (herein defined) and each of their respective successors and assigns as permitted pursuant to the Credit Agreement (hereinafter defined).

                             W I T N E S S E T H:

     WHEREAS, Miller Petroleum, Inc., a Tennessee corporation (the "Borrower"), Guarantor, Administrative Agent and the financial institutions party thereto (the "Lenders") have entered into that certain Credit Agreement of even date herewith (such agreement, as may from time to time be amended, supplemented, restated or otherwise modified, the "Credit Agreement"). (Unless otherwise defined herein, all terms used herein with their initial letter capitalized shall have the meaning given such terms in the Credit Agreement); and

     WHEREAS, Administrative Agent and the Lenders have required, as a condition to the continued extension of credit under the Credit Agreement, that Guarantor execute and deliver this Guaranty; and

     WHEREAS, Guarantor has determined that valuable benefits will be derived by it as a result of the Credit Agreement and the extension of credit made (and to be made) by the Lenders thereunder; and

     WHEREAS, Guarantor has further determined that the benefits accruing to it from the Credit Agreement exceed Guarantor's anticipated liability under this Guaranty.

     NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Guarantor hereby covenants and agrees as follows:

     1. Guarantor hereby absolutely and unconditionally guarantees the prompt, complete and full payment when due, no matter how such shall become due, of the Obligations, and further guarantees that Borrower will properly and timely perform the Obligations. Notwithstanding any contrary provision in this Guaranty, however, Guarantor's maximum liability under this Guaranty is limited, to the extent, if any, required so that its liability is not subject to avoidance under applicable Debtor Relief Laws (as such term is defined in Paragraph 8 hereof).

     2. If Guarantor is or becomes liable for any indebtedness owing by Borrower to Administrative Agent or any Lender by endorsement or otherwise than under this Guaranty, such liability shall not be in any manner impaired or affected hereby, and the rights of Administrative Agent and the Lenders hereunder shall be cumulative of any and all other rights that Administrative Agent and the Lenders may ever have against Guarantor. The exercise by Administrative Agent or any Lender of any right or remedy hereunder or under any other instrument, at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy.

     3. In the event of default by Borrower in payment of the Obligations, or any part thereof, when such Obligations become due, either by their terms or as the result of the exercise of any power to accelerate, Guarantor shall, on demand, and without further notice of dishonor and without any notice having been given to Guarantor previous to such demand of the acceptance by Administrative Agent or the Lenders of this Guaranty, and without any notice having been given to such Guarantor previous to such demand of the creating or incurring of such Obligations, pay the amount due thereon to Administrative Agent for the ratable account of the Lenders at Administrative Agent's office as set forth in the Credit Agreement, and it shall not be necessary for Administrative Agent or any Lender, in order to enforce such payment by Guarantor, first, to institute suit or exhaust its remedies against Borrower or others liable on such Obligations, to have Borrower joined with Guarantor in any suit brought under this Guaranty or to enforce their rights against any security which shall ever have been given to secure such indebtedness; provided, however, that in the event Administrative Agent and the Lenders elect to enforce and/or exercise any remedies they may possess with respect to any security for the Obligations prior to demanding payment from Guarantor, Guarantor shall nevertheless be obligated hereunder for any and all sums still owing to the Lenders on the Obligations and not repaid or recovered incident to the exercise of such remedies.

     4. Each payment on the Obligations shall be deemed to have been made by Borrower unless express written notice is given to Administrative Agent at the time of such payment that such payment is made by Guarantor as specified in such notice.

     5. If all or any part of the Obligations at any time are secured, Guarantor agrees that Administrative Agent and the Lenders may at any time and from time to time, at their discretion and with or without valuable consideration, allow substitution or withdrawal of collateral or other security and release collateral or other security or compromise or settle any amount due or owing under the Credit Agreement or amend or modify in whole or in part the Credit Agreement or any Loan Document executed in connection with same without impairing or diminishing the obligations of Guarantor hereunder. Guarantor further agrees that if Borrower executes in favor of Administrative Agent or the Lenders any collateral agreement, mortgage or other security instrument, the exercise by Administrative Agent and the Lenders of any right or remedy thereby conferred on Administrative Agent and the Lenders shall be wholly discretionary with Administrative Agent and the Lenders, and that the exercise or failure to exercise any such right or remedy shall in no way impair or diminish the obligation of Guarantor hereunder. Guarantor further agrees that the Administrative Agent shall not be liable for any failure to use diligence in the collection of the Obligations or in preserving the liability of any person liable for the Obligations, and Guarantor hereby waives presentment for payment, notice of nonpayment, protest and notice thereof (including, notice of acceleration), and diligence in bringing suits against any Person liable on the Obligations, or any part thereof.

     6. Guarantor agrees that Administrative Agent and the Lenders, in their sole discretion, may (i) bring suit against all guarantors (including, without limitation, Guarantor hereunder) of the Obligations jointly and severally or against any one or more of them, (ii) compound or settle with any one or more of such guarantors for such consideration as Administrative Agent and the Lenders may deem proper, and (iii) release one or more of such guarantors from liability hereunder, and that no such action shall impair the rights of Administrative Agent and the Lenders to collect the Obligations (or the unpaid balance thereof) from other such guarantors of the Obligations, or any of them, not so sued, settled with or released. Guarantor agrees, however, that nothing contained in this paragraph, and no action by Administrative Agent and the Lenders permitted under this paragraph, shall in any way affect or impair the rights or obligations of such guarantors among themselves.

     7. Guarantor represents and warrants to Administrative Agent and the Lenders that, to the extent Guarantor is not an individual, Guarantor is (i) a corporation, limited liability company or partnership duly organized and validly existing under the laws of the jurisdiction of its incorporation or formation; and (ii) Guarantor possesses all requisite authority and power to authorize, execute, deliver and comply with the terms of this Guaranty; this Guaranty has been duly authorized and approved by all necessary action on the part of Guarantor and constitutes a valid and binding obligation of Guarantor enforceable in accordance with its terms, except as the enforcement thereof may be limited by applicable Debtor Relief Laws; and no approval or consent of any court or governmental entity is required for the authorization, execution, delivery or compliance with this Guaranty which has not been obtained (and copies thereof delivered to Lender). As used in this Guaranty, the term, "Debtor Relief Laws" means the Bankruptcy Code of the United States of America and all other applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, suspension of payments or similar debtor relief laws from time to time in effect affecting the rights of creditors generally.

     8. Guarantor covenants and agrees that until the Obligations are paid and performed in full, except as otherwise provided in the Credit Agreement or unless Administrative Agent and each of the Lenders gives their prior written consent to any deviation therefrom, it will (i) at all times maintain its existence and authority to transact business in any State or jurisdiction where Guarantor has assets and operations, (ii) promptly deliver to Administrative Agent such information respecting its business affairs, assets and liabilities as Administrative Agent may reasonably request, and (iii) duly and punctually observe and perform all covenants applicable to Guarantor under the Credit Agreement and the other Loan Documents. The failure of Guarantor to comply with the terms of this paragraph and to the extent such failure shall continue unremedied for a period of ten (10) days after the earlier of
(i) the date upon which Guarantor knew or reasonably should have known of such failure or (ii) the date upon which written notice thereof is given to Guarantor by any Lender, shall be an Event of Default under the Credit Agreement.

     9. This Guaranty is for the benefit of Administrative Agent and the Lenders, their successors and assigns, and in the event of an assignment by any of the Lenders (or its successors or assigns) of the Obligations, or any part thereof, the rights and benefits hereunder, to the extent applicable to the Obligations so assigned, may be transferred with such Obligations. This Guaranty is binding upon Guarantor and its successors and assigns.

     10. No modification, consent, amendment or waiver of any provision of this Guaranty, nor consent to any departure by Guarantor therefrom, shall be effective unless the same shall be in writing and signed by Administrative Agent, each Lender and Guarantor, and then shall be effective only in the specific instance and for the purpose for which given. No delay or omission by Administrative Agent and the Lenders in exercising any power or right hereunder shall impair any such right or power or be construed as a waiver thereof or any acquiescence therein, nor shall any single or partial exercise of any such power preclude other or further exercise thereof, or the exercise of any other right or power hereunder. All rights and remedies of Administrative Agent and the Lenders hereunder are cumulative of each other and of every other right or remedy which Administrative Agent and the Lenders may otherwise have at law or in equity or under any other contract or document, and the exercise of one or more rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of other rights or remedies.

     11. No provision herein or in any promissory note, instrument or any other Loan Document executed by Borrower or Guarantor evidencing the Obligations shall require the payment or permit the collection of interest in excess of the Maximum Lawful Rate. If any excess of interest in such respect is provided for herein or in any such promissory note, instrument, or any other Loan Document, the provisions of this paragraph shall govern, and neither Borrower nor Guarantor shall be obligated to pay the amount of such interest to the extent that it is in excess of the amount permitted by law. The intention of the parties being to conform strictly to any applicable federal or state usury laws now in force, all promissory notes, instruments and other Loan Documents executed by Borrower or Guarantor evidencing the Obligations shall be held subject to reduction to the amount allowed under said usury laws as now or hereafter construed by the courts having jurisdiction.

     12. If Guarantor should breach or fail to perform any provision of this Guaranty, Guarantor agrees to pay Administrative Agent and the Lenders all costs and expenses (including court costs and reasonable attorneys fees) incurred by Administrative Agent and the Lenders in the enforcement hereof.

     13. (a) The liability of Guarantor under this Guaranty shall in no manner be impaired, affected or released by the insolvency, bankruptcy, making of an assignment for the benefit of creditors, arrangement, compensation, composition or readjustment of Borrower, or any proceedings affecting the status, existence or assets of Borrower or other similar proceedings instituted by or against Borrower and affecting the assets of Borrower.

            (b) Guarantor acknowledges and agrees that any interest on any portion of the Obligations which accrues after the commencement of any proceeding referred to in clause (a) above (or, if interest on any portion of the Obligations ceases to accrue by operation of law by reason of the commencement of said proceeding, such interest as would have accrued on such portion of the Obligations if said proceedings had not been commenced) shall be included in the Obligations because it is the intention of Guarantor, Administrative Agent and the Lenders that the Obligations which are guaranteed by Guarantor pursuant to this Guaranty should be determined without regard to any rule of law or order which may relieve Borrower of any portion of such Obligations. Guarantor will permit any trustee in bankruptcy, receiver, debtor in possession, assignee for the benefit of creditors or similar person to pay Administrative Agent and the Lenders, or allow the claim of Administrative Agent and the Lenders in respect of, any such interest accruing after the date on which such proceeding is commenced.

            (c) In the event that all or any portion of the Obligations are paid by Borrower, the obligations of Guarantor hereunder shall continue and remain in full force and effect or be reinstated, as the case may be, in the event that all or any part of such payment(s) are rescinded or recovered directly or indirectly from Administrative Agent or the Lenders as a preference, fraudulent transfer or otherwise, and any such payments which are so rescinded or recovered shall constitute Obligations for all purposes under this Guaranty.

     14. Guarantor understands and agrees that any amounts of Guarantor on account with Administrative Agent or any Lender may be offset to satisfy the obligations of Guarantor hereunder.

     15. Guarantor hereby subordinates and makes inferior any and all indebtedness now or at any time hereafter owed by Borrower to Guarantor to the Obligations evidenced by the Credit Agreement and agrees after the occurrence of a Default under the Credit Agreement, or any event which with notice, lapse of time, or both, would constitute a Default under the Credit Agreement, not to permit Borrower to repay, or to accept payment from Borrower of, such indebtedness or any part thereof without the prior written consent of Administrative Agent and the Lenders.

     16. During the period that any Lender has any commitment to lend under the Loan Documents, or any amount payable under any Note remains unpaid, and throughout any additional preferential period subsequent thereto, Guarantor hereby waives any and all rights of subrogation to which Guarantor may otherwise be entitled against Borrower, or any other guarantor of the Obligations, as a result of any payment made by Guarantor pursuant to this Guaranty.

     17. As of the date hereof, Guarantor is solvent and able to pay all of its liabilities as such liabilities mature.

     18. If any provision of this Guaranty is held to be illegal, invalid, or unenforceable, such provision shall be fully severable; this Guaranty shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part hereof; and the remaining provisions hereof shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance herefrom.

     19. (a) Except to the extent required for the exercise of the remedies provided in the other security instruments, Guarantor hereby irrevocably waives, to the fullest extent permitted by Law, any objection which it may now or hereafter have to the laying of venue of any Litigation arising out of or in connection with this Guaranty or any of the Loan Documents brought in district courts of Harris County, Texas, or in the United States District Court for the Southern District of Texas, Houston Division. Guarantor hereby irrevocably consents to the service of process out of any of the aforementioned courts in any such Litigation by the mailing of copies thereof by certified mail, return receipt requested, postage prepaid, to Guarantor's office. Nothing herein shall affect the rights of Administrative Agent or the Lenders to commence legal proceedings or otherwise proceed against Guarantor in any jurisdiction or to serve process in any manner permitted by applicable law. As used herein, the term "Litigation" means any proceeding, claim, lawsuit or investigation (i) conducted or threatened by or before any court or governmental department, commission, board, bureau, agency or instrumentality of the United States or of any state, commonwealth, nation, territory, possession, county, parish, or municipality, whether now or hereafter constituted or existing, or (ii) pending before any public or private arbitration board or panel.

            (b) To the extent that Guarantor has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, Guarantor hereby irrevocably waives such immunity in respect of its obligations under this Guaranty and the other Loan Documents.

     20. THIS GUARANTY AND THE OTHER LOAN DOCUMENTS COLLECTIVELY REPRESENT THE FINAL AGREEMENT BY AND AMONG ADMINISTRATIVE AGENT, THE LENDERS AND GUARANTOR AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF ADMINISTRATIVE AGENT, THE LENDERS AND GUARANTOR. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG ADMINISTRATIVE AGENT, THE LENDERS AND GUARANTOR.

     21. GUARANTOR, FOR ITSELF, ITS SUCCESSORS AND ASSIGNS, HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ITS RIGHT TO A JURY TRIAL, IN ANY LITIGATION ARISING OUT OF OR IN CONNECTION WITH THIS GUARANTY OR ANY OF THE OTHER LOAN DOCUMENTS. ANY DISPUTES HEREUNDER SHALL BE RESOLVED THROUGH BINDING ARBITRATION AS MORE PARTICULARLY DESCRIBED IN THE CREDIT AGREEMENT.

     22. THIS GUARANTY AND THE OTHER LOAN DOCUMENTS SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS.


                      [Signature page follows]













EXECUTED and effective as of the date first above written.

                                                  GUARANTOR:

                                                   MPC INC.,
                                                   a Tennessee corporation


                                                By:____________________

                                               Deloy Miller
                                               Chief Executive Officer







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